Exhibit 99.1


                                             CONTACT:  Paul D. Baker
                                                       Comverse Technology, Inc.
                                                       170 Crossways Park Drive
                                                       Woodbury, New York 11797
                                                       (516) 677-7200

        COMVERSE TECHNOLOGY, INC. SIGNS AGREEMENT TO ACQUIRE EXALINK LTD. Exalink's Router-Based WAP Gateway And Applications Software Allows Mobile
            Network Operators To Deliver Internet-Based Information,
                    Content And Services To Wireless Devices


WOODBURY, NY, JULY 5, 2000 - Comverse Technology, Inc. (NASDAQ:CMVT), the

world's leading supplier of software and systems enabling network-based enhanced services, announced today that it has signed a definitive agreement to acquire

Exalink Ltd., a privately-held, Herzelia, Israel-based firm specializing in router-based WAP (Wireless Application Protocol) gateways and applications software for the delivery of Internet-based services to all types of wireless devices.


Comverse Technology's acquisition of Exalink is expected to be effectuated as a tax-free, stock-for-stock transaction, which will be accounted for as a pooling-of-interests. Comverse will issue approximately 5,261,000 new shares to

Exalink shareholders, and will assume Exalink's outstanding options and warrants. One-time charges for acquisition-related costs are expected not to exceed $15 million. Excluding the one-time charge and amortization of stock-based compensation expenses, Comverse expects the acquisition to be approximately $0.04 dilutive to earnings per share for the remainder of fiscal

2000, $0.08 dilutive to earnings per share in fiscal 2001, and accretive thereafter. The closing of the transaction is subject to certain customary conditions.


Exalink offers a carrier-grade mobile Internet platform, featuring patent-pending technology, including a unique router-based WAP gateway that supports the delivery of Web content to all types of wireless devices, over both

WAP and IP protocols. Unlike a conventional WAP proxy server, Exalink's WAP gateway, eXa.Flow, performs protocol conversion on the network layer, enabling enhanced performance and quality of service as well as real-time security. The router-based approach also enables interoperability with other vendors' WAP gateways, giving carriers a path to superior mobile Internet service performance without having to immediately abandon their legacy proxy server-based WAP gateways.

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The expected growth of subscribers and usage is supported by Exalink's high capacity WAP gateway, Mega.Flow, which scales up to accommodate millions of subscribers.


The unique distributed architecture of Exalink's products, Mega.Flow and

eXa.Flow, allows them to be deployed along side remotely located gateways, to allow for distributed WAP deployment and roaming. This capability provides clear advantages to operators looking at multi-national (e.g., Pan-European) services.

Such an architecture can be implemented, for example, with a Mega.Flow in the cellular network working in cooperation with an eXa.Flow installed in the corporate environment, thus providing end-to-end security and quality of service.


In addition to its WAP gateway product, Exalink provides eXa.Rule, a policy-driven database management system for subscriber and platform management,

containing information concerning subscriber priorities and device properties and security management, and eXa.Application, an integrated application platform consisting of an application core engine, ready-to-deploy personal information management applications, and an open API (Application Program Interface)

software development kit, eXa.Dev, for content providers and third-party developers. Personal information management applications include wireless email,

web-based address book, and calendar and to-do list capabilities.



Kobi Alexander, Chairman, President and CEO of Comverse, stated, "Wireless

Internet services are poised for outstanding growth over the next several years.

Exalink's unique router-based WAP gateway architecture promises significant performance advantages over today's proxy server schemes, with a superior ability to provide and manage quality of service and security. We are excited by the opportunities presented to us through Exalink's technology, and welcome the addition of Exalink's talented employees and management to the Comverse team."


Rony Zarom, President and Chief Executive Officer of Exalink, said, "Comverse is the perfect partner for Exalink. Comverse's base of nearly 250 wireless network operators, along with its strong management team and reputation for excellence in developing a broad portfolio of reliable, scalable, customizable value-added communication services, gives Exalink the best possible opportunity to become the world's leading provider of systems which enable wireless Internet services." Exalink will continue to operate from its existing facilities. Rony

Zarom will continue to head-up its operations.


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COMVERSE TECHNOLOGY, INC. SIGNS AGREEMENT TO ACQUIRE EXALINK LTD.
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ABOUT EXALINK


Exalink is a leading global supplier of platforms for the delivery of

Internet-based services to all types of wireless devices. The company offers a device-independent, policy-driven mobile Internet platform, consisting of

eXa.Flow WAP gateways; eXa.Rule policy-based management system; and

eXa.Application, an integrated suite of ready-to-deploy WAP applications.

Exalink is a member of the WAP Forum. Visit the company's Web site at

http://www.Exalink.com.


ABOUT COMVERSE

Comverse Technology, Inc., headquartered in Woodbury, New York, designs,

develops, manufactures and markets computer and telecommunications systems and software for communications and information processing applications. Comverse's

Network Systems Division's products include: multimedia enhanced services systems and software, which are currently used by more than 330 wireless and wireline telecommunications network operators to provide revenue-generating services such as call answering, wireless data and Internet-based information services, prepaid wireless services, mailbox-to-mailbox messaging,

Internet-based unified messaging (voice, fax, and email in a single mailbox),

interactive voice response, virtual phone/fax, one-touch call return, personal number service, call screening/caller introduction, voice-controlled web portal and other speech recognition-based services, Internet messaging, Internet call waiting, and other personal communication services. Comverse's Infosys

Division's products include: multiple channel, multimedia digital monitoring systems marketed to law enforcement and intelligence agencies; and multiple channel, multimedia digital recording, logging, and quality monitoring systems marketed to call centers, financial institutions and other organizations.

Comverse's Ulticom Division's products include: network signaling software.

Comverse Technology is an S&P 500 and NASDAQ-100 Index company. Visit Comverse

Technology's web site at http://www.comverse.com.


Statements in this release concerning Comverse's or Exalink's future prospects are "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. There can be no assurances that future results will be achieved, and actual results could differ materially from forecasts and estimates. Important factors that could cause actual results to differ materially include the risks associated with the sale of large, complex, high capacity systems and with new product introductions as well as the uncertainty of customer acceptance of these new or enhanced products from either Comverse, Exalink or their competition; risks associated with rapidly changing technology and the ability of Comverse and/or Exalink to introduce new products on a timely and


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COMVERSE TECHNOLOGY, INC. SIGNS AGREEMENT TO ACQUIRE EXALINK LTD.
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cost-effective basis; risks associated with changes in the competitive or regulatory environment in which Comverse and/or Exalink operate; risks associated with significant foreign operations and international sales, including fluctuations in foreign currency exchange rates and interest rates; the volatility of the international marketplace; risks associated with Comverse's and/or Exalink's ability to retain existing personnel and recruit and retain qualified personnel; and other risks described in filings with the Securities and Exchange Commission. These risks and uncertainties, as well as others, are discussed in greater detail in the filings of Comverse with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and its subsequent Quarterly Reports on Form 10-Q. Each company makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made.

           eXa.Flow, Mega.Flow, eXa.Rule, eXa.Application, and eXa.Dev
                         are trademarks of Exalink Ltd.
                                       ###